Litigation, Other Commitments and Contingencies, and Disclosures about Guarantees (FY)	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Litigation, Other Commitments and Contingencies, and Disclosures about Guarantees
Note 14 — Litigation, Other Commitments and Contingencies, and Disclosures about Guarantees

Litigation

2016 Merger

In connection with the 2016 Merger, four actions were filed in the Ninth Judicial District Court for Rapides Parish, Louisiana and three actions were filed in the Civil District Court for Orleans Parish, Louisiana. The petitions in each action generally alleged, among other things, that the members of Cleco Corporation’s Board of Directors breached their fiduciary duties by, among other things, conducting an allegedly inadequate sale process, agreeing to the 2016 Merger at a price that allegedly undervalued Cleco, and failing to disclose material information about the 2016 Merger. The petitions also alleged that Como 1, Cleco Corporation, Merger Sub, and, in some cases, certain of the investors in Como 1 either aided and abetted or entered into a civil conspiracy to advance those supposed breaches of duty. The petitions sought various remedies, including monetary damages, which includes attorneys’ fees and expenses.

The four actions filed in the Ninth Judicial District Court for Rapides Parish are captioned as follows:

•	Braunstein v. Cleco Corporation, No. 251,383B (filed October 27, 2014),
•	Moore v. Macquarie Infrastructure and Real Assets, No. 251,417C (filed October 30, 2014),
•	Trahan v. Williamson, No. 251,456C (filed November 5, 2014), and
•	L’Herisson v. Macquarie Infrastructure and Real Assets, No. 251,515F (filed November 14, 2014).

In November 2014, the plaintiff in the Braunstein action moved for a dismissal of the action without prejudice, and that motion was granted in November 2014. In December 2014, the Court consolidated the remaining three actions and appointed interim co-lead counsel, and dismissed the investors in Cleco Partners as defendants, per agreement of the parties. Also, in December 2014, the plaintiffs in the consolidated action filed a Consolidated Amended Verified Derivative and Class Action Petition for Damages and Preliminary and Permanent Injunction.

The three actions filed in the Civil District Court for Orleans Parish were captioned as follows:

•	Butler v. Cleco Corporation, No. 2014-10776 (filed November 7, 2014),
•	Creative Life Services, Inc. v. Cleco Corporation, No. 2014-11098 (filed November 19, 2014), and
•	Cashen v. Cleco Corporation, No. 2014-11236 (filed November 21, 2014).

In December 2014, the directors and Cleco filed declinatory exceptions in each action on the basis that each action was improperly brought in Orleans Parish and should either be transferred to the Ninth Judicial District Court for Rapides Parish or dismissed. Also, in December 2014, the plaintiffs in each action jointly filed a motion to consolidate the three actions pending in Orleans Parish and to appoint interim co-lead plaintiffs and co-lead counsel. In January 2015, the Court in the Creative Life Services case sustained the defendants’ declinatory exceptions and dismissed the case so that it could be transferred to the Ninth Judicial District Court for Rapides Parish. In February 2015, the plaintiffs in Butler and Cashen also consented to the dismissal of their cases from Orleans Parish so they could be transferred to the Ninth Judicial District Court for Rapides Parish. By operation of the December 2014 order of the Ninth Judicial District Court for Rapides Parish, the Butler, Cashen, and Creative Life Services actions were consolidated into the actions pending in Rapides Parish.

In February 2015, the Ninth Judicial District Court for Rapides Parish held a hearing on a motion for preliminary injunction filed by plaintiffs in the consolidated action seeking to enjoin the shareholder vote for approval of the Merger Agreement. The District Court heard and denied the plaintiffs’ motion. In June 2015, the plaintiffs filed their Second Consolidated Amended Verified Derivative and Class Action Petition. Cleco filed exceptions seeking dismissal of the second amended petition in July 2015. The LPSC voted to approve the 2016 Merger before the Court could consider the plaintiffs’ peremptory exceptions.

In March 2016 and May 2016, the plaintiffs filed their Third Consolidated Amended Verified Derivative Petition for Damages and Preliminary and Permanent Injunction and their Fourth Verified Consolidated Amended Class Action Petition, respectively. The fourth amended petition, which remains the operative petition and was filed after the 2016 Merger closed, eliminated the request for preliminary and permanent injunction and also named an additional executive officer as a defendant. The defendants filed exceptions seeking dismissal of the fourth amended Petition. In September 2016, and the District Court granted the exceptions of no cause of action and no right of action and dismissed all claims asserted by the former shareholders. The plaintiffs appealed the District Court’s ruling to the Louisiana Third Circuit Court of Appeal. In December 2017, the Third Circuit Court of Appeal issued an order reversing and remanding the case to the District Court for further proceedings. In January 2018, Cleco filed a writ with the Louisiana Supreme Court seeking review of the Third Circuit Court of Appeal’s decision. The writ was denied in March 2018 and the parties are engaged in discovery in the District Court. In November 2018, Cleco filed renewed exceptions of no cause of action and res judicata, seeking to dismiss all claims. On December 21, 2018, the court dismissed Cleco Partners and Cleco Holdings as defendants per the agreement of the parties, leaving as the only remaining defendants certain former executive officers and independent directors. The District Court denied the defendants’ exceptions on January 14, 2019. A hearing on the plaintiffs’ motion for certification of a class was scheduled for August 26, 2019; however, prior to the hearing, the parties reached an agreement to certify a limited class. On September 7, 2019, the District Court certified a class limited to shareholders who voted against, abstained from voting, or did not vote on the 2016 Merger. Cleco believes that the allegations of the petitions in each action are without merit and that it has substantial meritorious defenses to the claims set forth in each of the petitions.

Gulf Coast Spinning

In September 2015, a potential customer sued Cleco for failure to fully perform an alleged verbal agreement to lend or otherwise fund its startup costs to the extent of $6.5 million. Gulf Coast Spinning Company, LLC (Gulf Coast), the primary plaintiff, alleges that Cleco promised to assist it in raising approximately $60.0 million, which Gulf Coast needed to construct a cotton spinning facility near Bunkie, Louisiana. According to the petition filed by Gulf Coast in the 12th Judicial District Court for Avoyelles Parish, Louisiana (the “District Court”), Cleco made such promises of funding assistance in order to cultivate a new industrial electric customer which would increase its revenues under a power supply agreement that it executed with Gulf Coast. Gulf Coast seeks unspecified damages arising from its inability to raise sufficient funds to complete the project, including lost profits.

Cleco filed an Exception of No Cause of Action arguing that the case should be dismissed. The District Court denied Cleco’s exception in December 2015, after considering briefs and arguments. In January 2016, Cleco appealed the District Court’s denial of its exception by filing with the Third Circuit Court of Appeal. In June 2016, the Third Circuit Court of Appeal denied the request to have the case dismissed. In July 2016, Cleco filed a writ to the Louisiana Supreme Court seeking a review of the District Court’s denial of Cleco’s exception. In November 2016, the Louisiana Supreme Court denied Cleco’s writ application.

In February 2016, the parties agreed to a stay of all proceedings pending discussions concerning settlement. In May 2016, the District Court lifted the stay at the request of Gulf Coast. The parties are currently participating in discovery. Cleco believes the allegations of the petition are contradicted by the written documents executed by Gulf Coast, are otherwise without merit, and that it has substantial meritorious defenses to the claims alleged by Gulf Coast.

Sabine River Flood

In March 2017, Cleco was served with a summons in Perry Bonin, Ace Chandler, and Michael Manuel, et al v. Sabine River Authority of Texas and Sabine River Authority of Louisiana, No. B-160173-C. The action was filed in the 163rd Judicial District Court for Orange County, Texas, and relates to flooding that occurred in Texas and Louisiana in March 2016. The plaintiffs have alleged that the flooding was the result of the release of water from the Toledo Bend spillway gates into the Sabine River. While the plaintiffs have made numerous allegations, they have specifically alleged that Cleco Power, included as one of several companies and governmental bodies, failed to repair one of the two hydroelectric generators at the Toledo Bend Dam, which in turn contributed to the flooding. Cleco Power does not operate the hydroelectric generator.

The suit was removed to federal court in Texas. The new federal case is Perry Bonin, et al. v. Sabine River Authority of Texas et al., No. 17-cv-134, U.S. District Court for the Eastern District of Texas (Bonin Case). The plaintiffs moved to remand the case to state court, but the district court found that the case raises a substantial federal question and denied the motion to remand. Cleco Power, along with its co-defendants, filed a motion to dismiss on various grounds, primarily arguing that the plaintiffs’ claims are preempted because they infringe on FERC’s exclusive control of dam operations. The district court granted the motion to dismiss in part, declining to rule on some of the arguments raised by the defendants, and granted the plaintiffs leave to amend their complaint. The plaintiffs filed a Fifth Amended Complaint in March 2018. Cleco Power filed a new motion to dismiss the plaintiffs’ claims.

In March 2018, approximately 26 other individual plaintiffs filed a petition against Cleco Power and other defendants in Larry Addison, et al. v. Sabine River Authority of Texas, et al., No. D180096-C. The action was filed in the 260th Judicial District Court for Orange County, Texas. The defendants removed the case to federal court in April 2018. The new federal case is Larry Addison, et al. v. Sabine River Authority of Texas, et al., No. 18-cv-153, U.S. District Court for the Eastern District of Texas. The allegations are essentially identical to those in the Bonin Case. Also, in April 2018, Cleco Power filed a motion to dismiss on the same grounds that previously were successful in the Bonin Case. In July 2018, the district court entered an order consolidating the Addison Case with the Bonin Case. Management believes that both cases, as they relate to Cleco Power, have no merit. In August 2018, the Judge entered an order requiring the plaintiffs to file a more definitive statement to clarify the plaintiffs’ claims. In response thereto, the plaintiffs filed a Sixth Amended Petition in September 2018. Cleco Power filed a response in October 2018. All claims were dismissed against Cleco Power by ruling of the Judge on March 18, 2019. The plaintiffs filed an appeal of the dismissal with the United States Court of Appeals for the Fifth Circuit. The case is fully briefed before the Fifth Circuit Court of Appeals, and an oral argument was scheduled for the week of March 30, 2020; however, oral arguments have been delayed due to impacts from the COVID-19 pandemic.

Dispute with Saulsbury Industries

In October 2018, Cleco Power sued Saulsbury Industries, Inc., the former general contractor for the St. Mary Clean Energy Center project, seeking damages for Saulsbury Industries, Inc.’s failure to complete the St. Mary Clean Energy Center project on time and for costs incurred by Cleco Power in hiring a replacement general contractor. The action was filed in the Ninth Judicial District Court for Rapides Parish, No. 263339. Saulsbury Industries, Inc. removed the case to the U.S. District Court for the Western District of Louisiana, on March 1, 2019.

In January 2019, Cleco Power was served with a summons in Saulsbury Industries, Inc. v. Cabot Corporation and Cleco Power LLC, in the U.S. District Court for the Western District of Louisiana. Saulsbury Industries, Inc. alleging that Cleco Power and Cabot Corporation caused delays in the St. Mary Clean Energy Center project, resulting in alleged impacts to Saulsbury Industries, Inc.’s direct and indirect costs. On June 5, 2019, Cleco Power and Cabot Corporation each filed separate motions to dismiss. On October 24, 2019, the District Court denied Cleco’s motion as premature and ruled that Saulsbury Industries, Inc. had six weeks to conduct discovery on specified jurisdictional issues. The current procedural posture of the Western District of Louisiana case reflects a recognition by Cleco Power and Saulsbury Industries, Inc. that subject matter jurisdiction has not been established in relation to Cleco Power and Saulsbury Industries, Inc. and that this action, insofar as it relates to Cleco Power and Saulsbury Industries, Inc., will not proceed in federal court.

On October 10, 2019, Cleco Power was served with a summons in Saulsbury Industries, Inc. v. Cabot Corporation and Cleco Power LLC in the 16th Judicial District Court for St. Mary Parish, No. 133910-A. Saulsbury Industries, Inc. asserted the same claim as the Western District Litigation and further asserts claims for payment on an open account. On December 9, 2019, Cleco moved to stay the case, arguing that the Rapides Parish suit should proceed. On February 14, 2020, the court granted Cleco’s motion, which stay order remains in place until lifted.

LPSC Audits

Fuel Audit

Generally, Cleco Power’s cost of fuel used for electric generation and the cost of purchased power are recovered through the LPSC-established FAC that enables Cleco Power to pass on to its customers substantially all such charges. Recovery of FAC costs is subject to periodic fuel audits by the LPSC. The LPSC FAC General Order issued in November 1997, in Docket No. U-21497 provides that an audit of FAC filings will be performed at least every other year. Cleco Power has FAC filings for January 2018 and thereafter that remain subject to audit. On April 21, 2020, Cleco Power received notice from the LPSC of its filing for Request For Proposals to hire outside consultants to perform the FAC audit for the period of January 2018 to December 2019. The total amount of fuel expense expected to be included in the audit is $565.8 million. Management is unable to predict or give a reasonable estimate of the possible range of the disallowance, if any, related to these filings. Historically, the disallowances have not been material. If a disallowance of fuel cost is ordered resulting in a refund, any such refund could have a material adverse effect on the results of operations, financial condition, or cash flows of the Registrants.

Environmental Audit

In 2009, the LPSC issued Docket No. U-29380 Subdocket A, which provides Cleco Power an EAC to recover from its customers certain costs of environmental compliance. The costs eligible for recovery are prudently incurred air emissions credits associated with complying with federal, state, and local air emission regulations that apply to the generation of electricity reduced by the sale of such allowances. Also eligible for recovery are variable emission mitigation costs, which are the costs of reagents such as ammonia and limestone that are a part of the fuel mix used to reduce air emissions, among other things. Cleco Power has EAC filings for January 2018 and thereafter that remain subject to audit. On March 11, 2020, Cleco Power received notice from the LPSC of its filing for Request For Proposals to hire outside consultants to perform the EAC audit for the period of January 2018 to December 2019. The total amount of environmental expense expected to be included in the audit is $26.2 million. Management is unable to predict or give a reasonable estimate of the possible range of the disallowance, if any, related to these filings. Historically, the disallowances have not been material. If a disallowance of environmental cost is ordered resulting in a refund to Cleco Power’s customers, any such refund could have a material adverse effect on the results of operations, financial condition, or cash flows of the Registrants.

Cleco Power incurs environmental compliance expenses for reagents associated with the compliance standards of Mercury and Air Toxics Standards (MATS). In June 2015, the U.S. Supreme Court remanded the MATS rule to the D.C. Circuit Court of Appeals. In December 2015, the D.C. Circuit Court of Appeals remanded the rule to the EPA; however, the D.C. Circuit Court of Appeals did not vacate this rule. In April 2016, the EPA released a final supplemental finding that, even considering costs, it is appropriate and necessary to regulate hazardous air pollutants. By the June 2016 deadline, six petitions were filed with the U.S. Court of Appeals for the D.C. Circuit Court of Appeals for review of the EPA’s findings. At the request of the EPA, in April 2017, the court issued an order holding the cases in abeyance pending the EPA’s review of its supplemental finding. These expenses are also eligible for recovery through Cleco Power’s EAC and are subject to periodic review by the LPSC.

FERC Audit

Generally, Cleco Power records wholesale transmission revenue through approved formula rates, Attachment O of the MISO tariff and certain grandfathered agreements. The calculation of the rate formulas, as well as FERC accounting and reporting requirements, are subject to periodic audits by FERC. In March 2018, the Division of Audits and Accounting, within the Office of Enforcement of FERC, initiated an audit of Cleco Power for the period of January 1, 2014, through June 30, 2019. On September 27, 2019, Cleco Power received the final audit report, which indicated 12 findings of noncompliance with a combination of FERC accounting and reporting requirements and computation of revenue requirements along with 59 recommendations associated with the audit period. Cleco Power submitted a plan for implementing the audit recommendations on October 28, 2019. Cleco Power also submitted the refund analysis on November 7, 2019, which resulted in an estimated refund of $3.5 million related to the FERC audit findings, pending final assessment by the FERC Division of Audits and Accounting. This amount was recorded in Provision for rate refund on Cleco and Cleco Power’s Condensed Consolidated Balance Sheets at March 31, 2020. Cleco Power anticipates this amount to be refunded to its wholesale transmission customers as a reduction in Attachment O and grandfathered agreement rates over 12 months beginning June 1, 2020.

Transmission ROE

Two complaints were filed with FERC seeking to reduce the ROE component of the transmission rates that MISO transmission owners, including Cleco, may collect under the MISO tariff. The complaints sought to reduce the 12.38% ROE used in MISO’s transmission rates to a proposed 6.68%.

The complaints covered the period December 2013 through May 2016. In June 2016, an administrative law judge issued an initial decision in the second rate case docket recommending a 9.70% base ROE. In September 2016, FERC issued a Final Order in response to the first complaint establishing a 10.32% ROE. However, on November 21, 2019, FERC voted to adopt a new methodology for evaluating base ROE for public utilities under the Federal Power Act. In addition, FERC set the MISO transmission owners’ region-wide base ROE at 9.88% for the refund period covered in the first complaint and going forward. The draft FERC order further found that complainants in the second complaint proceeding failed to show that the 9.88% base ROE was unjust and unreasonable and thus dismissed the second complaint. Cleco Power is unable to determine when a final FERC Order will be issued. As of March 31, 2020, Cleco Power had $1.0 million accrued for the change in the ROE.

In November 2014, the MISO transmission owners committee, of which Cleco is a member, filed a request with FERC for an incentive to increase the new ROE by 50 basis points for RTO participation as allowed by the MISO tariff. In January 2015, FERC granted the request. Beginning January 1, 2020, the collection of the adder is being included in MISO’s transmission rates for a total ROE of 10.38%.

South Central Generating

In 2017, Louisiana Generating received insurance settlement proceeds for costs incurred to resolve a lawsuit which was brought by the EPA and the LDEQ against Louisiana Generating related to Big Cajun II, Unit 3. Entergy Gulf States, as co-owner of Big Cajun II, Unit 3, is expected to be allocated a portion of the insurance settlement proceeds. Any amount allocated to Entergy Gulf States will be determined by ongoing litigation and negotiations. South Central Generating estimated this amount to be $10.0 million. As part of the Cleco Cajun Transaction, Cleco Cajun assumed the $10.0 million contingent liability and NRG Energy indemnified Cleco for losses associated with this litigation matter. As a result, Cleco also recorded a $10.0 million indemnification asset, which was included in the purchase price allocation.

Prior to the Cleco Cajun Transaction, South Central Generating was involved in various litigation matters, including environmental and contract proceedings, before various courts regarding matters arising out of the ordinary course of business. Management is unable to estimate any potential losses that Cleco Cajun may ultimately be responsible for with respect to any one of these matters. As part of the Cleco Cajun Transaction, NRG Energy indemnified Cleco for losses as of the closing date associated with matters that existed as of the closing date, including pending litigation.

Other

Cleco is involved in various litigation matters, including regulatory, environmental, and administrative proceedings before various courts, regulatory commissions, arbitrators, and governmental agencies regarding matters arising in the ordinary course of business. The liability Cleco may ultimately incur with respect to any one of these matters may be in excess of amounts currently accrued. Management regularly analyzes current information and, as of March 31, 2020, believes the probable and reasonably estimable liabilities based on the eventual disposition of these matters are $5.1 million and has accrued this amount.

Off-Balance Sheet Commitments and Guarantees

Cleco Holdings and Cleco Power have entered into various off-balance sheet commitments, in the form of guarantees and standby letters of credit, in order to facilitate their activities and the activities of Cleco Holdings’ subsidiaries and equity investees (affiliates). Cleco Holdings and Cleco Power have also agreed to contractual terms that require the Registrants to pay third parties if certain triggering events occur. These contractual terms generally are defined as guarantees.

Cleco Holdings entered into these off-balance sheet commitments in order to entice desired counterparties to contract with its affiliates by providing some measure of credit assurance to the counterparty in the event Cleco’s affiliates do not fulfill certain contractual obligations. If Cleco Holdings had not provided the off-balance sheet commitments, the desired counterparties may not have contracted with Cleco’s affiliates, or may have contracted with them at terms less favorable to its affiliates.

The off-balance sheet commitments are not recognized on Cleco and Cleco Power’s Consolidated Balance Sheets because management has determined that Cleco and Cleco Power’s affiliates are able to perform the obligations under their contracts and that it is not probable that payments by Cleco or Cleco Power will be required.

Cleco Holdings provided guarantees and indemnities to Entergy Louisiana and Entergy Gulf States as a result of the sale of the Perryville generation facility in 2005. The remaining indemnifications relate to environmental matters that may have been present prior to closing. These remaining indemnifications have no time limitations. The maximum amount of the potential payment to Entergy Louisiana and Entergy Gulf States is $42.4 million. Management does not expect to be required to pay Entergy Louisiana and Entergy Gulf States under these guarantees.

On behalf of Acadia, Cleco Holdings provided guarantees and indemnifications as a result of the sales of Acadia Unit 1 to Cleco Power and Acadia Unit 2 to Entergy Louisiana in 2010 and 2011, respectively. The remaining indemnifications relate to the fundamental organizational structure of Acadia. These remaining indemnifications have no time limitations or maximum potential future payments. Management does not expect to be required to pay Cleco Power or Entergy Louisiana under these guarantees.

Cleco Holdings provided indemnifications to Cleco Power as a result of the transfer of Coughlin to Cleco Power in March 2014. Cleco Power also provided indemnifications to Cleco Holdings and Evangeline as a result of the transfer of Coughlin to Cleco Power. The maximum amount of the potential payment to Cleco Power, Cleco Holdings, and Evangeline for their respective indemnifications is $40.0 million, except for indemnifications relating to the fundamental organizational structure of each respective entity, of which the maximum amount is $400.0 million. Management does not expect to be required to make any payments under these indemnifications.

As part of the Amended Lignite Mining Agreement, Cleco Power and SWEPCO, joint owners of Dolet Hills Power Station, have agreed to pay the loan and lease principal obligations of the lignite miner, DHLC, when due if DHLC does not have sufficient funds or credit to pay. Any amounts paid on behalf of the miner would be credited by the lignite miner against future invoices for lignite delivered. The maximum projected payment by Cleco Power under this guarantee is estimated to be $83.0 million; however, the Amended Lignite Mining Agreement does not contain a cap. The projection is based on the forecasted loan and lease obligations to be incurred by DHLC, primarily for purchases of equipment. Cleco Power has the right to dispute the incurrence of loan and lease obligations through the review of the mining plan before the incurrence of such loan and lease obligations. In April 2020, Cleco Power and SWEPCO mutually agreed to not develop additional mining areas for future lignite extraction and subsequently provided notice to the LPSC of the intent to cease mining at the Dolet Hills and Oxbow mines by June 2020. The mine closure is subject to LPSC review and approval. The Amended Lignite Mining Agreement does not affect the amount the Registrants can borrow under their credit facilities. Currently, management does not expect to be required to pay DHLC under this guarantee.

At March 31, 2020, Cleco Holdings had a $34.5 million letter of credit to MISO pursuant to energy market requirements related to Cleco Cajun’s participation in MISO. The letter of credit automatically renews each year and has no impact on the Cleco Holdings’ credit facility.

Generally, neither Cleco Holdings nor Cleco Power has recourse that would enable them to recover amounts paid under their guarantee or indemnification obligations. There are no assets held as collateral for third parties that either Cleco Holdings or Cleco Power could obtain and liquidate to recover amounts paid pursuant to the guarantees or indemnification obligations.

Other Commitments

Cleco has accrued for liabilities related to third parties, employee medical benefits, and AROs.

Risks and Uncertainties

Cleco could be subject to possible adverse consequences if Cleco’s counterparties fail to perform their obligations or if Cleco or its affiliates are not in compliance with loan agreements or bond indentures.

Access to capital markets is a significant source of funding for both short- and long-term capital requirements not satisfied by operating cash flows.

Changes in the regulatory environment or market forces could cause Cleco to determine its assets have suffered an other-than-temporary decline in value, whereby an impairment would be required and Cleco’s financial condition could be materially adversely affected.

Cleco Power and Cleco Cajun are participants in the MISO market. Energy prices in the MISO market are based on LMP, which includes a component directly related to congestion on the transmission system. Pricing zones with greater transmission congestion may have higher LMPs. Physical transmission constraints present in the MISO market could increase energy costs within pricing zones. Cleco Power and Cleco Cajun use FTRs to mitigate transmission congestion price risks. Changes to anticipated transmission paths may result in an unexpected increase in energy costs.

On March 1, 2019, Cleco Power began to operate Dolet Hills Power Station from June through September of each year; however, Dolet Hills Power Station will continue to be available to operate in other months, if needed. In January 2020, Cleco Power’s joint owner in Dolet Hills Power Station unilaterally entered into a settlement with the Arkansas Public Service Commission to seek regulatory approval to retire the Dolet Hills Power Station by the end of 2026. This settlement does not bind Cleco Power to agree to retire the Dolet Hills Power Station by 2026.

In April 2020, Cleco Power and SWEPCO mutually agreed to not develop additional mining areas for future lignite extraction and subsequently provided notice to the LPSC of the intent to cease mining at the Dolet Hills and Oxbow mines by June 2020, subject to LPSC review and approval. Early closure of the mines would most likely result in increased costs billed through fuel, which management currently believes are recoverable. Management does not believe an early closure of the mines would have an adverse impact on the recovery value of the plant. Cleco Power has the ability to secure alternative fuel sources and expects to have sufficient lignite fuel available to continue seasonal operations of the Dolet Hills Power Station through at least the 2020 and 2021 seasonal operations periods. Also in April 2020, Cleco Power announced its intent to seek regulatory approval to retire the Dolet Hills Power Station at the end of 2021, subject to recovery mechanisms. This does not bind Cleco Power to a specific retirement plan and Cleco Power will continue to evaluate the cost of operating the Dolet Hills Power Station compared with other alternatives and decide the best course of action for the Dolet Hills Power Station within the LPSC regulatory requirements and recovery mechanisms.

Note 15 — Litigation, Other Commitments and Contingencies, and Disclosures about Guarantees

Litigation

2016 Merger

In connection with the 2016 Merger, four actions were filed in the 9th Judicial District Court for Rapides Parish, Louisiana and three actions were filed in the Civil District Court for Orleans Parish, Louisiana. The petitions in each action generally alleged, among other things, that the members of Cleco Corporation’s Board of Directors breached their fiduciary duties by, among other things, conducting an allegedly inadequate sale process, agreeing to the 2016 Merger at a price that allegedly undervalued Cleco, and failing to disclose material information about the 2016 Merger. The petitions also alleged that Cleco Partners, Cleco Corporation, Merger Sub, and in some cases, certain of the investors in Cleco Partners either aided and abetted or entered into a civil conspiracy to advance those supposed breaches of duty. The petitions seek various remedies, including monetary damages, which includes attorneys’ fees and expenses.

The four actions filed in the 9th Judicial District Court for Rapides Parish are captioned as follows:

•	Braunstein v. Cleco Corporation, No. 251,383B (filed October 27, 2014),

•	Moore v. Macquarie Infrastructure and Real Assets, No. 251,417C (filed October 30, 2014),

•	Trahan v. Williamson, No. 251,456C (filed November 5, 2014), and

•	L’Herisson v. Macquarie Infrastructure and Real Assets, No. 251,515F (filed November 14, 2014).

In November 2014, the plaintiff in the Braunstein action moved for a dismissal of the action without prejudice, and that motion was granted in November 2014. In December 2014, the Court consolidated the remaining three actions and appointed interim co-lead counsel. Also, in December 2014, the plaintiffs in the consolidated action filed a Consolidated Amended Verified Derivative and Class Action Petition for Damages and Preliminary and Permanent Injunction (the Consolidated Amended Petition). The consolidated action named Cleco Corporation, its directors, Cleco Partners, and Merger Sub as defendants. The Consolidated Amended Petition alleged, among other things, that Cleco Corporation’s directors breached their fiduciary duties to Cleco’s shareholders and grossly mismanaged Cleco by approving the Merger Agreement because it allegedly did not value Cleco adequately, failing to structure a process through which shareholder value would be maximized, engaging in self-dealing by ignoring conflicts of interest, and failing to disclose material information about the 2016 Merger. The Consolidated Amended Petition further alleged that all defendants conspired to commit the breaches of fiduciary duty. Cleco believes that the allegations of the Consolidated Amended Petition are without merit and that it has substantial meritorious defenses to the claims set forth in the Consolidated Amended Petition.

The three actions filed in the Civil District Court for Orleans Parish are captioned as follows:

•	Butler v. Cleco Corporation, No. 2014-10776 (filed November 7, 2014),

•	Creative Life Services, Inc. v. Cleco Corporation, No. 2014-11098 (filed November 19, 2014), and

•	Cashen v. Cleco Corporation, No. 2014-11236 (filed November 21, 2014).

Both the Butler and Cashen actions name Cleco Corporation, its directors, Cleco Partners, Merger Sub, MIRA, BCI, and John Hancock Financial as defendants. The Creative Life Services action names Cleco Corporation, its directors, Cleco Partners, Merger Sub, MIRA, and Macquarie Infrastructure Partners III, L.P., as defendants. In December 2014, the plaintiff in the Butler action filed an Amended Class Action Petition for Damages. Each petition alleged, among other things, that the members of Cleco Corporation’s Board of Directors breached their fiduciary duties to Cleco’s shareholders by approving the Merger Agreement because it allegedly did not value Cleco adequately, failing to structure a process through which shareholder value would be maximized and engaging in self-dealing by ignoring conflicts of interest. The Butler and Creative Life Services petitions also allege that the directors breached their fiduciary duties by failing to disclose material information about the 2016 Merger. Each petition further alleged that Cleco, Cleco Partners, Merger Sub, and certain of the investors in Cleco Partners aided and abetted the directors’ breaches of fiduciary duty. In December 2014, the directors and Cleco filed declinatory exceptions in each action on the basis that each action was improperly brought in Orleans Parish and should either be transferred to the 9th Judicial District Court for Rapides Parish or dismissed. Also, in December 2014, the plaintiffs in each action jointly filed a motion to consolidate the three actions pending in Orleans Parish and to appoint interim co-lead plaintiffs and co-lead counsel. In January 2015, the Court in the Creative Life Services case sustained the defendants’ declinatory exceptions and dismissed the case so that it could be transferred to the 9th Judicial District Court for Rapides Parish. In February 2015, the plaintiffs in Butler and Cashen also consented to the dismissal of their cases from Orleans Parish so they could be transferred to the 9th Judicial District Court for Rapides Parish.

In February 2015, the 9th Judicial District Court for Rapides Parish held a hearing on a motion for preliminary injunction filed by plaintiffs Moore, L’Herisson, and Trahan seeking to enjoin the shareholder vote for approval of the Merger Agreement. Following the hearing, the Court denied the plaintiffs’ motion. In June 2015, three of the plaintiffs filed their Second Consolidated Amended Verified Derivative and Class Action Petition. This will be considered according to a schedule established by the 9th Judicial District Court for Rapides Parish. Cleco filed exceptions seeking dismissal of the amended petition in July 2015.

In March 2016 and May 2016, the plaintiffs filed their Third Consolidated Amended Verified Derivative Petition for Damages and Preliminary and Permanent Injunction and their Fourth Verified Consolidated Amended Class Action Petition, respectively. The fourth petition eliminated the request for preliminary and permanent injunction and also named an additional executive officer as a defendant. Cleco filed exceptions seeking dismissal of the amended Petition. A hearing was held in September 2016 and the District Court granted the exceptions filed by Cleco and dismissed all claims asserted by the former shareholders. The plaintiffs appealed the District Court’s ruling to the Louisiana Third Circuit Court of Appeal. The Third Circuit Court of Appeal heard oral arguments in the case in September 2017. In December 2017, the Third Circuit Court of Appeal issued an order reversing and remanding the case to the District Court for further proceedings. In January 2018, Cleco filed a writ with the Louisiana Supreme Court seeking review of the Third Circuit Court of Appeal’s decision. The writ was denied in March 2018 and the parties are engaged in discovery in the District Court. In November 2018, Cleco filed exceptions of no cause of action and res judicata, seeking to dismiss all claims. The District Court denied the exceptions on January 14, 2019. A hearing on the plaintiff’s request for certification of a class was scheduled for August 26, 2019; however, prior to the hearing, the parties reached an agreement to certify a limited class. Cleco believes that the allegations of the petitions in each action are without merit and that it has substantial meritorious defenses to the claims set forth in each of the petitions.

Gulf Coast Spinning

In September 2015, a potential customer sued Cleco for failure to fully perform an alleged verbal agreement to lend or otherwise fund its startup costs to the extent of $6.5 million. Gulf Coast Spinning Company, LLC (Gulf Coast), the primary plaintiff, alleges that Cleco promised to assist it in raising approximately $60.0 million, which Gulf Coast needed to construct a cotton spinning facility near Bunkie, Louisiana. According to the petition filed by Gulf Coast in the 12th Judicial District Court for Avoyelles Parish, Louisiana (the “District Court”), Cleco made such promises of funding assistance in order to cultivate a new industrial electric customer which would increase its revenues under a power supply agreement that it executed with Gulf Coast. Gulf Coast seeks unspecified damages arising from its inability to raise sufficient funds to complete the project, including lost profits.

Cleco filed an Exception of No Cause of Action arguing that the case should be dismissed. The District Court denied Cleco’s exception in December 2015, after considering briefs and arguments. In January 2016, Cleco appealed the District Court’s denial of its exception by filing with the Third Circuit Court of Appeal. In June 2016, the Third Circuit Court of Appeal denied the request to have the case dismissed. In July 2016, Cleco filed a writ to the Louisiana Supreme Court seeking a review of the District Court’s denial of Cleco’s exception. In November 2016, the Louisiana Supreme Court denied Cleco’s writ application.

In February 2016, the parties agreed to a stay of all proceedings pending discussions concerning settlement. In May 2016, the District Court lifted the stay at the request of Gulf Coast. The parties are currently participating in discovery. Cleco believes the allegations of the petition are contradicted by the written documents executed by Gulf Coast, are otherwise without merit, and that it has substantial meritorious defenses to the claims alleged by Gulf Coast.

Sabine River Flood

In March 2017, Cleco was served with a summons in Perry Bonin, Ace Chandler, and Michael Manuel, et al v. Sabine River Authority of Texas and Sabine River Authority of Louisiana, No. B-160173-C. The action was filed in the 163rd Judicial District Court for Orange County, Texas, and relates to flooding that occurred in Texas and Louisiana in March 2016. The plaintiffs have alleged that the flooding was the result of the release of water from the Toledo Bend spillway gates into the Sabine River. While the plaintiffs have made numerous allegations, they have specifically alleged that Cleco Power, included as one of several companies and governmental bodies, failed to repair one of the two hydroelectric generators at the Toledo Bend Dam, which in turn contributed to the flooding. Cleco Power does not operate the hydroelectric generator.

The suit was removed to federal court in Texas. The new federal case is Perry Bonin, et al. v. Sabine River Authority of Texas et al., No. 17-cv-134, U.S. District Court for the Eastern District of Texas (Bonin Case). The plaintiffs moved to remand the case to state court, but the district court found that the case raises a substantial federal question and denied the motion to remand. Cleco Power, along with its co-defendants, filed a motion to dismiss on various grounds, primarily arguing that the plaintiffs’ claims are preempted because they infringe on FERC’s exclusive control of dam operations. The district court granted the motion to dismiss in part, declining to rule on some of the arguments raised by the defendants, and granted the plaintiffs leave to amend their complaint. The plaintiffs filed a Fifth Amended Complaint in March 2018. Cleco Power filed a new motion to dismiss the plaintiffs’ claims.

In March 2018, approximately 26 other individual plaintiffs filed a petition against Cleco Power and other defendants in Larry Addison, et al. v. Sabine River Authority of Texas, et al., No. D180096-C. The action was filed in the 260th Judicial District Court for Orange County, Texas. The defendants removed the case to federal court in April 2018. The new federal case is Larry Addison, et al. v. Sabine River Authority of Texas, et al., No. 18-cv-153, U.S. District Court for the Eastern District of Texas. The allegations are essentially identical to those in the Bonin Case. Also, in April 2018, Cleco Power filed a motion to dismiss on the same grounds that previously were successful in the Bonin Case. In July 2018, the district court entered an order consolidating the Addison Case with the Bonin Case. Management believes that both cases, as they relate to Cleco Power, have no merit. In August 2018, the Judge entered an order requiring the plaintiffs to file a more definitive statement to clarify the plaintiffs’ claims. In response thereto, the plaintiffs filed a Sixth Amended Petition in September 2018. Cleco Power filed a response in October 2018. All claims were dismissed against Cleco Power by ruling of the judge on March 18, 2019. The plaintiffs filed an appeal of the dismissal with the United States Court of Appeals for the Fifth Circuit. This case has been fully briefed, and an oral argument is set for the week of March 30, 2020.

Dispute with Saulsbury Industries

In October 2018, Cleco Power sued Saulsbury Industries, Inc., the former general contractor for the St. Mary Clean Energy Center project, seeking damages for Saulsbury Industries, Inc.’s failure to complete the St. Mary Clean Energy Center project on time and for costs incurred by Cleco Power in hiring a replacement general contractor. The action was filed in the 9th Judicial District Court for Rapides Parish, No. 263339. Saulsbury Industries, Inc. removed the case to the U.S. District Court for the Western District of Louisiana, on March 1, 2019.

In January 2019, Cleco Power was served with a summons in Saulsbury Industries, Inc. v. Cabot Corporation and Cleco Power LLC, in the U.S. District Court for the Western District of Louisiana. Saulsbury Industries, Inc. alleges that Cleco Power and Cabot Corporation caused the delays in the St. Mary Clean Energy Center project, resulting in significant impact to Saulsbury Industries, Inc.’s direct and indirect costs. On June 5, 2019, Cleco Power and Cabot Corporation each filed separate motions to dismiss. On October 24, 2019, the District Court denied Cleco’s motion as premature and ruled that Saulsbury Industries, Inc. had six weeks to conduct discovery on specified jurisdictional issues. The current procedural posture of the Western District of Louisiana case reflects a recognition by Cleco Power and Saulsbury Industries, Inc. that subject matter jurisdiction is lacking and that this action, in so far as it relates to Cleco Power and Saulsbury Industries, Inc., will not proceed in federal court.

On October 10, 2019, Cleco Power was served with a summons in Saulsbury Industries, Inc. v. Cabot Corporation and Cleco Power LLC in the 16th Judicial District Court for St. Mary Parish, No. 133910-A. Saulsbury Industries, Inc. alleged that Cleco Power and Cabot Corporation caused the delays in the St. Mary Clean Energy Center project, resulting in significant impact to Saulsbury Industries, Inc.’s direct and indirect costs. Saulsbury Industries, Inc. also seeks to enforce an alleged lien on the St. Mary Energy Center project. On December 9, 2019, Cleco moved to stay the case, arguing that the Rapides Parish suit should proceed. On February 14, 2020, the court granted Cleco’s motion.

LPSC Audits

Fuel Audit

Generally, Cleco Power’s cost of fuel used for electric generation and the cost of purchased power are recovered through the LPSC-established FAC that enables Cleco Power to pass on to its customers substantially all such charges. Recovery of FAC costs is subject to periodic fuel audits by the LPSC. The LPSC FAC General Order issued in November 1997, in Docket No. U-21497 provides that an audit of FAC filings will be performed at least every other year. In March 2018, Cleco Power received notice of an FAC audit from the LPSC for the period of January 2016, to December 2017. The total amount of fuel expense included in the audit was $536.2 million. In August 2018, the LPSC Staff issued its audit report which recommended no disallowance of fuel costs. On April 26, 2019, the report was approved by the LPSC. Cleco Power has FAC filings for January 2018 and thereafter that remain subject to audit. Management is unable to predict or give a reasonable estimate of the possible range of the disallowance, if any, related to these filings. Historically, the disallowances have not been material. If a disallowance of fuel cost is ordered resulting in a refund, any such refund could have a material adverse effect on the results of operations, financial condition or cash flows of the Registrants.

Environmental Audit

In 2009, the LPSC issued Docket No. U-29380 Subdocket A, which provides Cleco Power an EAC to recover from its customers certain costs of environmental compliance. The costs eligible for recovery are prudently incurred air emissions credits associated with complying with federal, state, and local air emission regulations that apply to the generation of electricity reduced by the sale of such allowances. Also eligible for recovery are variable emission mitigation costs, which are the costs of reagents such as ammonia and limestone that are a part of the fuel mix used to reduce air emissions, among other things. In May 2018, Cleco Power received notice of an EAC audit from the LPSC for the period of January 2016 to December 2017. The total amount of environmental expense included in this audit was $30.7 million. On July 16, 2019, the LPSC Staff issued its audit report, which recommended no disallowance of environmental costs. On September 11, 2019, the report was approved by the LPSC. Cleco Power has EAC filings for January 2018 and thereafter that remain subject to audit. Management is unable to predict or give a reasonable estimate of the possible range of the disallowance, if any, related to these filings. Historically, the disallowances have not been material. If a disallowance of environmental cost is ordered resulting in a refund to Cleco Power’s customers, any such refund could have a material adverse effect on the results of operations, financial condition, or cash flows of the Registrants.

Cleco Power incurs environmental compliance expenses for reagents associated with the compliance standards of MATS. In June 2015, the U.S. Supreme Court remanded the MATS rule to the D.C. Circuit Court of Appeals. In December 2015, the D.C. Circuit Court of Appeals remanded the rule to the EPA; however, the D.C. Circuit Court of Appeals did not vacate this rule. In April 2016, the EPA released a final supplemental finding that, even considering costs, it is appropriate and necessary to regulate hazardous air pollutants. By the June 2016 deadline, six petitions were filed with the U.S. Court of Appeals for the D.C. Circuit Court of Appeals for review of the EPA’s findings. At the request of the EPA, in April 2017, the court issued an order holding the cases in abeyance pending the EPA’s review of its supplemental finding. These expenses are also eligible for recovery through Cleco Power’s EAC and are subject to periodic review by the LPSC.

FERC Audit

Generally, Cleco Power records wholesale transmission revenue through approved formula rates. Attachment O of the MISO tariff and certain grandfathered agreements. The calculation of the rate formulas, as well as FERC accounting and reporting requirements, are subject to periodic audits by FERC. In March 2018, the Division of Audits and Accounting, within the Office of Enforcement of FERC, initiated an audit of Cleco Power for the period of January 1, 2014, through June 30, 2019. On September 27, 2019, Cleco Power received the final audit report, which indicated 12 findings of noncompliance with a combination of FERC accounting and reporting requirements and computation of revenue requirements along with 59 recommendations associated with the audit period. Cleco Power submitted a plan for implementing the audit recommendations on October 28, 2019. Cleco Power also submitted the refund analysis on November 7, 2019, which resulted in an estimated refund of $3.5 million related to the FERC audit findings, pending final assessment by the FERC Division of Audits and Accounting. This amount was recorded in Provision for rate refund on Cleco and Cleco Power’s Consolidated Balance Sheets at December 31, 2019. Cleco Power anticipates this amount to be refunded to its wholesale transmission customers as a reduction in Attachment O and grandfathered agreement rates over 12 months beginning June 1, 2020.

Transmission ROE

Two complaints were filed with FERC seeking to reduce the ROE component of the transmission rates that MISO transmission owners, including Cleco, may collect under the MISO tariff. The complaints sought to reduce the 12.38% ROE used in MISO’s transmission rates to a proposed 6.68%.

The complaints covered the period December 2013 through May 2016. In June 2016, an administrative law judge issued an initial decision in the second rate case docket recommending a 9.70% base ROE. In September 2016, FERC issued a Final Order in response to the first complaint establishing a 10.32% ROE. However, on November 21, 2019, FERC voted to adopt a new methodology for evaluating base ROE for public utilities under the Federal Power Act. In addition, FERC set the MISO transmission owners’ region-wide base ROE at 9.88% for the refund period covered in the first complaint and going forward. The draft FERC order further found that complainants in the second complaint proceeding failed to show that the 9.88% base ROE was unjust and unreasonable and thus dismissed the second complaint. Cleco Power is unable to determine when a final FERC Order will be issued. As of December 31, 2019, Cleco Power had $1.0 million accrued for the change in the ROE.

In November 2014, the MISO transmission owners committee, of which Cleco is a member, filed a request with FERC for an incentive to increase the new ROE by 50 basis points for RTO participation as allowed by the MISO tariff. In January 2015, FERC granted the request. Beginning January 1, 2020, the collection of the adder is being included in MISO’s transmission rates for a total ROE of 10.38%.

South Central Generating

In 2017, Louisiana Generating received insurance settlement proceeds for costs incurred to resolve a lawsuit which was brought by the EPA and the LDEQ against Louisiana Generating related to Big Cajun II, Unit 3. Entergy Gulf States, as co-owner of Big Cajun II, Unit 3, is expected to be allocated a portion of the insurance settlement proceeds. Any amount allocated to Entergy Gulf States will be determined by ongoing litigation and negotiations. South Central Generating estimated this amount to be $10.0 million. As part of the Cleco Cajun Transaction, Cleco Cajun assumed the $10.0 million contingent liability and NRG Energy indemnified Cleco for losses associated with this litigation matter. As a result, Cleco also recorded a $10.0 million indemnification asset, which was included in the purchase price allocation.

Prior to the Cleco Cajun Transaction, South Central Generating was involved in various litigation matters, including environmental and contract proceedings, before various courts regarding matters arising out of the ordinary course of business. Management is unable to estimate any potential losses that Cleco Cajun may ultimately be responsible for with respect to any one of these matters. As part of the Cleco Cajun Transaction, NRG Energy indemnified Cleco for losses as of the closing date associated with matters that existed as of the closing date, including pending litigation.

Other

Cleco is involved in various litigation matters, including regulatory, environmental, and administrative proceedings before various courts, regulatory commissions, arbitrators, and governmental agencies regarding matters arising in the ordinary course of business. The liability Cleco may ultimately incur with respect to any one of these matters may be in excess of amounts currently accrued. Management regularly analyzes current information and, as of December 31, 2019, believes the probable and reasonably estimable liabilities based on the eventual disposition of these matters is $5.0 million and has accrued this amount.

Off-Balance Sheet Commitments and Guarantees

Cleco Holdings and Cleco Power have entered into various off-balance sheet commitments in the form of guarantees and standby letters of credit, in order to facilitate their activities and the activities of Cleco Holdings’ subsidiaries and equity investees (affiliates). Cleco Holdings and Cleco Power have also agreed to contractual terms that require the Registrants to pay third parties if certain triggering events occur. These contractual terms generally are defined as guarantees.

Cleco Holdings entered into these off-balance sheet commitments in order to entice desired counterparties to contract with its affiliates by providing some measure of credit assurance to the counterparty in the event Cleco’s affiliates do not fulfill certain contractual obligations. If Cleco Holdings had not provided the off-balance sheet commitments, the desired counterparties may not have contracted with Cleco’s affiliates, or may have contracted with them at terms less favorable to its affiliates.

The off-balance sheet commitments are not recognized on Cleco and Cleco Power’s Consolidated Balance Sheets because management has determined that Cleco and Cleco Power’s affiliates are able to perform the obligations under their contracts and that it is not probable that payments by Cleco or Cleco Power will be required.

Cleco Holdings provided guarantees and indemnities to Entergy Louisiana and Entergy Gulf States as a result of the sale of the Perryville generation facility in 2005. The remaining indemnifications relate to environmental matters that may have been present prior to closing. These remaining indemnifications have no time limitations. The maximum amount of the potential payment to Entergy Louisiana and Entergy Gulf States is $42.4 million. Management does not expect to be required to pay Entergy Louisiana and Entergy Gulf States under these guarantees.

On behalf of Acadia, Cleco Holdings provided guarantees and indemnifications as a result of the sales of Acadia Unit 1 to Cleco Power and Acadia Unit 2 to Entergy Louisiana in 2010 and 2011, respectively. The remaining indemnifications relate to the fundamental organizational structure of Acadia. These remaining indemnifications have no time limitations or maximum potential future payments. Management does not expect to be required to pay Cleco Power or Entergy Louisiana under these guarantees.

Cleco Holdings provided indemnifications to Cleco Power as a result of the transfer of Coughlin to Cleco Power in March 2014. Cleco Power also provided indemnifications to Cleco Holdings and Evangeline as a result of the transfer of Coughlin to Cleco Power. The maximum amount of the potential payment to Cleco Power, Cleco Holdings, and Evangeline for their respective indemnifications is $40.0 million, except for indemnifications relating to the fundamental organizational structure of each respective entity, of which the maximum amount is $400.0 million. Management does not expect to be required to make any payments under these indemnifications.

As part of the Amended Lignite Mining Agreement, Cleco Power and SWEPCO, joint owners of Dolet Hills Power Station, have agreed to pay the loan and lease principal obligations of the lignite miner, DHLC, when due if DHLC does not have sufficient funds or credit to pay. Any amounts paid on behalf of the miner would be credited by the lignite miner against future invoices for lignite delivered. The maximum projected payment by Cleco Power under this guarantee is estimated to be $86.4 million; however, the Amended Lignite Mining Agreement does not contain a cap. The projection is based on the forecasted loan and lease obligations to be incurred by DHLC, primarily for purchases of equipment. Cleco Power has the right to dispute the incurrence of loan and lease obligations through the review of the mining plan before the incurrence of such loan and lease obligations. The Amended Lignite Mining Agreement is not expected to terminate pursuant to its terms until 2036 and does not affect the amount the Registrants can borrow under their credit facilities. Currently, management does not expect to be required to pay DHLC under this guarantee.

At December 31, 2019, Cleco Holdings had a $34.5 million letter of credit to MISO pursuant to energy market requirements related to Cleco Cajun’s participation in MISO. The letter of credit automatically renews each year and has no impact on the Cleco Holdings’ credit facility.

Generally, neither Cleco Holdings nor Cleco Power has recourse that would enable them to recover amounts paid under their guarantee or indemnification obligations. There are no assets held as collateral for third parties that either Cleco Holdings or Cleco Power could obtain and liquidate to recover amounts paid pursuant to the guarantees or indemnification obligations.

Long-Term Purchase Obligations

Cleco Holdings had no unconditional long-term purchase obligations at December 31, 2019. Cleco Power and Cleco Cajun have several unconditional long-term purchase obligations primarily related to the purchase of petroleum coke, limestone, energy delivery facilities, information technology outsourcing, natural gas storage, network monitoring, and software maintenance. The aggregate amount of payments required under such obligations at December 31, 2019, is as follows:

(THOUSANDS)	CLECO POWER	CLECO
For the year ending Dec. 31,
2020	$28,741	$89,490
2021	29,832	35,986
2022	18,025	19,311
2023	7,751	8,782
2024	7,740	9,829
Thereafter	13,242	14,474
Total long-term purchase obligations	$105,331	$177,872

Cleco’s payments under these agreements for the years ended December 31, 2019, 2018, and 2017 were $94.8 million, $70.5 million, and $47.0 million, respectively. Cleco Power’s payments under these agreements for the years ended December 31, 2019, 2018, and 2017 were $35.3 million, $60.7 million, and $44.2 million, respectively.

Other

Cleco has accrued for liabilities related to third parties, employee medical benefits, and AROs. For more information on AROs, see Note 2 — “Summary of Significant Accounting Policies — AROs” and Note 6 — “Regulatory Assets and Liabilities — AROs.”

Risks and Uncertainties

Cleco could be subject to possible adverse consequences if Cleco’s counterparties fail to perform their obligations or if Cleco or its affiliates are not in compliance with loan agreements or bond indentures.

Access to capital markets is a significant source of funding for both short- and long-term capital requirements not satisfied by operating cash flows.

Changes in the regulatory environment or market forces could cause Cleco to determine its assets have suffered an other-than-temporary decline in value, whereby an impairment would be required and Cleco’s financial condition could be materially adversely affected.

Cleco Power and Cleco Cajun are participants in the MISO market. Energy prices in the MISO market are based on LMP, which includes a component directly related to congestion on the transmission system. Pricing zones with greater transmission congestion may have higher LMPs. Physical transmission constraints present in the MISO market could increase energy costs within pricing zones. Cleco Power and Cleco Cajun use FTRs to mitigate transmission congestion price risks. Changes to anticipated transmission paths may result in an unexpected increase in energy costs.

On March 1, 2019, Cleco Power began to operate Dolet Hills Power Station from June through September of each year; however, Dolet Hills Power Station will continue to be available to operate in other months, as needed. Cleco Power will continue to evaluate the cost of operating the Dolet Hills Power Station compared with other alternatives and decide the best course of action for the Dolet Hills Power Station within the LPSC regulatory requirements and recovery mechanism. In January 2020, Cleco Power’s joint owner in Dolet Hills Power Station unilaterally entered into a settlement with the Arkansas Public Service Commission to seek regulatory approval to retire the Dolet Hills Power Station by the end of 2026. While this settlement does not bind Cleco Power to agree to retire the Dolet Hills Power Station by 2026, management is unable to predict the effects an early closure agreement would have on the recovery value of the plant. In addition, Cleco Power and its joint owner are in discussions around their joint venture in the Oxbow mine and their obligations under the associated mining agreement with Dolet Hills Lignite Company. Any early closure of the mine could result in increased costs billed through fuel, which management currently believes are recoverable.